Commitments and Contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 2 - Commitments and Contingencies

Liens

The Company’s long-term restricted deposits in the amount of $31,927 have been pledged as security in respect of guarantees granted to the Company’s landlords as part of the office lease agreement. Such deposits cannot be pledged to others or withdrawn without the consent of the lender.

In June 2023, the Company received grant approval in the amount of NIS 1,209,797 (approximately $333,000) to support the first-year development of an innovative system for onboard situation awareness for nanosatellite platforms. The grant represents 50% of the total budget for the first year of the project. As of June 30, 2023, the Company received advance payment from the Israeli Innovation Authority (“IIA”) in the amount of NIS 423,429 (approximately $114,440).

Upon sales of products that were developed under the development project, the Company will be obliged to pay royalties to the IIA at a rate of 3% on sales proceeds from products that were developed under IIA programs up to the total amount of grants received. The Company may be required to pay additional royalties upon the occurrence of certain events as determined by the IIA, that are within the control of the Company. No such events have occurred or were probable of occurrence as of the balance sheet date with respect to these royalties.